AdvanceDesigns Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated September 1, 2005,
To Current Prospectus Dated May 1, 2005

Effective September 1, 2005, the Company will pay a Bonus Credit on initial Purchase Payments applied to Contracts issued without an Alternate Withdrawal Charge Rider and will increase the Annual Rider Charge for the 4-Year Alternate Withdrawal Charge Rider from 0.55% to 0.60% and the maximum Rider charge from 1.55% to 1.70% (1.00% if one of the Riders selected is the 0-Year Alternate Withdrawal Charge Rider).

The following new section, "Bonus Credit," is added to the Prospectus immediately following the section entitled "Allocation of Purchase Payments":

Bonus Credit  — During the period beginning September 1, 2005 and ending December 31, 2006, the Company will pay a Bonus Credit equal to 2% of the initial Purchase Payment applied to a Contract issued during that time period; provided that the Contract application is submitted during a period during which the Bonus Credit Rider is available and the Contract is issued without an Alternate Withdrawal Charge Rider. The Company reserves the right to withdraw the Bonus Credit Rider at any time without notice. The Company will apply the Bonus Credit at the time the initial Purchase Payment is effective and will allocate it among the Subaccounts in the same proportion as the initial Purchase Payment. The 2% Bonus Credit is subject to recapture in the event that you exercise your right to return the Contract during the Free-Look period and, for withdrawals made after the Free-Look period, is subject to any applicable withdrawal charge. This Bonus Credit is not available to an Owner who is older than age 80 on the Contract Date or purchases the Contract pursuant to exchange of an insurance or annuity contract issued by the Company or any affiliated insurance company. There is no charge for this 2% Bonus Credit.

The following new definition is added under "Definitions":

Bonus Credit  — An amount equal to 2% of the initial Purchase Payment that is added to Contract Value as described under "Bonus Credit."

The Alternate Withdrawal Charge line of the "Optional Rider Expenses" table under "Summary - Charges and Deductions - Optional Rider Charges," "Expense Table" and "The Contract - Charges and Deductions - Optional Rider Charges" is deleted and replaced with the following:

Optional Rider Expenses (as a percentage of Contract Value allocated to the Subaccounts)
		Annual Rider Charge
Alternate Withdrawal Charge Rider	0-Year	0.70%
	4-Year	0.60%[4]
If the Company issued your rider prior to September 1, 2005, the charge for the 4-year Alternate Withdrawal Charge Rider is 0.55%.

The sections, "Summary - Optional Riders" and "The Contract - Optional Riders," are deleted in their entirety, and replaced with the following:

Optional Riders  — Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may not select riders with total charges in excess of 1.70% (1.55% if your Contract was issued prior to September 1, 2005 and 1.00% if one of the riders you select is the 0-Year Alternate Withdrawal Charge Rider):

  Guaranteed Minimum Income Benefit at 3% or 5%;
  Annual Stepped Up Death Benefit;*
  Guaranteed Minimum Withdrawal Benefit;
  Extra Credit at 3%, 4% or 5%; or
  0-Year or 4-Year Alternate Withdrawal Charge.

*Provides a death benefit.

The Company makes each rider option available only at issue, except the Guaranteed Minimum Withdrawal Benefit Rider, which is also available for purchase on a Contract Anniversary. You cannot change or cancel the Rider(s) that you select after they are issued. See the detailed description of the riders under "Optional Riders."

All other Prospectus references to the maximum rider charge are replaced with the following: You may not select riders with total charges in excess of 1.70% (1.55% if your Contract was issued prior to September 1, 2005); provided, however, that you may not select riders with total charges in excess of 1.00% if one of the riders you select is the 0-Year Alternate Withdrawal Charge Rider.

The Maximum Annual Charge for Optional Riders line (and accompanying footnote) and Total Separate Account Annual Expenses line of the "Expense Table" are deleted and replaced with the following:

Maximum Annual Charge for Optional Riders	1.70%[5]
Total Separate Account Annual Expenses	3.30%
  You may select optional Riders. If you select one or more of such Riders, the charge will be deducted from your Contract Value. (See the applicable Rider charges in the table below.) You may not select Riders with a total charge that exceeds 1.70% of Contract Value (1.55% if your Contract was issued prior to September 1, 2005); provided, however, that you may not select riders with total charges in excess of 1.00% if one of the riders you select is the 0-Year Alternate Withdrawal Charge Rider.

The expense Example found on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

Example  — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including the maximum rider charge) and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$2,918	$5,969	$7,839	$10,024
If you do not surrender or you annuitize your Contract	2,363	5,676	7,719	10,024

Please Retain This Supplement For Future Reference